Block Mortgage Finance
                    Asset Backed Certificates, Series 1999-2

                           $162,780,000 (Approximate)
                               Subject to Revision

                   October 18, 1999 - Computational Materials

The analysis in this report is based on information provided by the Seller. Chase Securities Inc. ("CSI") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by CSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and CSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither CSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY CSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. CSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.


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                                       1

                                                                October 18, 1999

                                   TERM SHEET

                           $162,780,000 (Approximate)
                    Asset Backed Certificates, Series 1999-2

                          Block Mortgage Finance, Inc.
                                    Depositor

                           Block Financial Corporation
                                 Master Servicer

                         Companion Mortgage Corporation
                                     Seller




------------------------------------------------------------------------------------------------------------------------------------

                                                            Expected     Average Life  Average Life   Payment      Payment     Price
                        Class Size (1)  Tranche Type        Ratings       to Call (2)  to Maturity   Window to     Window to   Talk
  Class                     ($)                           (Moody's/S&P)    (years)       (years)      Call (2)     Maturity

------------------------------------------------------------------------------------------------------------------------------------
Group I Certificates

   A-1                  26,500,000      Fixed Sequential    Aaa / AAA    0.95          0.95           11/99-9/01   11/99-9/01
   A-2                  20,000,000      Fixed Sequential    Aaa / AAA    3.12          3.12           9/01-9/04    9/01-9/04
   A-3                  13,692,000      Fixed Sequential    Aaa / AAA    7.39          9.00           9/04-6/08    9/04-11/16
   A-4                   6,688,000         Fixed NAS        Aaa / AAA    6.65          6.84           11/02-6/08   11/02-4/14


Group II Certificates

   A-5                  39,351,000      Fixed Sequential    Aaa / AAA    0.73          0.73           11/99-4/01   11/99-4/01
   A-6                  56,549,000      Floater Sequential  Aaa / AAA    4.39          4.73           4/01-6/08    4/01-7/17


------------------------------------------------------------------------------------------------------------------------------------
   Total               162,780,000             --              --         --            --                 --         --        --

------------------------------------------------------------------------------------------------------------------------------------




     (1) The actual initial certificate balances of the certificates may vary from these amounts by as much as plus or minus 5%.
     (2)  Run to 10% call.




     Collateral:    Group I Certificates are backed by an approximately $68.4
                    million pool of fixed rate, first or second lien mortgage loans.

                    Group II Certificates are backed by an approximately $98.9 million pool of adjustable rate, first lien mortgage loans.





THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

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



Certificates:               $26,500,000 Class A-1 Certificates, Fixed Rate
                            $20,000,000 Class A-2 Certificates, Fixed Rate
                            $13,692,000 Class A-3 Certificates, Fixed Rate
                            $6,688,000  Class A-4 `NAS' Certificates, Fixed Rate
                            $39,351,000 Class A-5 Certificates, Fixed Rate
                            $56,549,000 Class A-6 Certificates, Floating Rate


Seller:                     Companion Mortgage Corporation.

Master Servicer:            Block Financial Corporation.

Subserivcers:               Companion Servicing Company, LLC, and
                            Fairbanks Capital Corp. (for loans which become 60 days or more delinquent).

Trustee:                    Bank One, National Association.

Underwriters:               Chase Securities Inc. (lead manager),
                            Salomon Smith Barney (co-manager).

Prepayment Assumption:      This transaction  will be priced  to call using 100%
                            PPC and 25% CPR for the fixed and adjustable rate collateral, respectively.


                            100% PPC assumes a conditional prepayment rate of 3% per annum of the then outstanding principal balance of the loans in the first month of the life of the loans and an additional 1.545%
                            (precisely  17/11)    per  annum  in   each    month
                            thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the assumed conditional prepayment rate is 20%.

Expected Pricing Date:      October 20, 1999
Date:

Cut-Off Date:               October 1, 1999

Expected Settlement Date:   October 27, 1999


Distribution Date:          The 25th day  of each  month  or, if such day is not
                            a business day, the next succeeding business day, beginning in November 1999.

Clean-up Call:              10% optional clean  up  call  (10%  of pool balance)
                            followed  in 90 days by a mandatory auction call.

Form of Certificates:       Book  entry  form,  same  day  funds  (through  DTC,
                            Euroclear and CEDEL).

Interest Accrual Period:    30/360 on  fixed  rate certificates,  actual/360  on
                            floating rate certificates.

Interest Carry Forward:     The amount,  if any,  by  which  the  interest   due
                            exceeded the amount actually paid, plus interest on such amount.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

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



Interest / Coupon           If  the 10%  clean up call option  is not exercised,
Step-Up:                    then, as an incentive to exercise the call,  (i) the
                            Class A-4 and A-5 pass-through rates will increase by 0.75%, and (ii) the Class A-6 Certificate spread to LIBOR doubles.

Class A-4 Fixed Rate        The Class A-4 fixed rate  NAS class is backed by the
NAS Certificates:           fixed rate Group I loans,  and pays according to the
                            following schedule of the Certificates' pro rata share:

                              Distribution Dates             Lockout Percentages
                              November 1999-October 2002:    0%
                              November 2002-October 2004:    45%
                              November 2004-October 2005:    80%
                              November 2005-October 2006:    100%
                              November 2006 and thereafter:  300%

Class A-6 Available         The  Class  A-6 Certificates pay LIBOR plus a spread
Funds Cap:                  capped  at  the weighted  average  coupon   on   the
                            adjustable rate loans in a given month, less:

                            -  the Servicing Fee rate
                            -  the Trustee Fee rate
                            -  the Insurance Premium rate, and
                            -  commencing on the 7th Distribution Date, 0.50%.

Basis Risk Carryover:       Whenever the Class A-6  pass-through rate is capped,
                            the  basis risk  carryover amount  is the excess  of
                            interest that would have been  distributable had the
                            certificates  not  been  capped  over  the  interest
                            actually distributed.    No interest  will accrue on
                            any basis risk carryover amount.

Certificate Insurer:        MBIA   Insurance   Corporation  ("MBIA").     Timely
                            interest  and ultimate  principal  payments on   the
                            Certificates  will be 100% guaranteed by MBIA.

ERISA
Considerations:             All of the Certificates will be ERISA eligible.

Taxation:                   REMIC for federal income tax purposes.

Legal Investment:           The Certificates will not be SMMEA eligible.


Credit Enhancement:         1)  100% wrap from MBIA guarantees timely payment of
                            interest and ultimate payment of principal;
                            2) Overcollateralization and Crosscollateralization mechanisms.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

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


                           Preliminary Mortgage Pools

The information herein regarding the collateral represents the Mortgage Pool as of October 1, 1999. Certain additions and deletions have been made to the Mortgage Pool, and further additions and deletions will be made prior to the Settlement Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus Supplement.




                           Group I Collateral Summary



Aggregate Outstanding Principal Balance           $65,140,565.56

Aggregate Original Principal Balance              $65,484,393.86

Number of Mortgage Loans                                   1,073

                              Minimum          Maximum      Weighted Average
                              _______          _______      ________________

Original Term (mos)               120              360               231.175

Stated Remaining Term (mos)       103              359               225.267

Loan Age (mos)                      1               26                 5.879

Mortgage Rate                  7.000%          14.990%               10.713%

Combined Loan-To-Value         12.96%           99.98%                79.37%


                             Earliest           Latest
                             ________           ______

Origination Dates            08/1997           09/1999
Maturity Dates               05/2008           09/2029




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[OBJECT OMITTED]
                                                                               5

                     Remaining Principal Balances (Group I)



                                    Number of          Aggregate Principal      Percent of
Remaining Principal Balances       Mortgage Loans      Balance Outstanding      Loan Group

Up to $25,000                           124            $  2,518,510.60           3.87%
$ 25,001 to $  50,000                   449              16,958,495.54          26.03
$ 50,001 to $  75,000                   252              15,480,078.03          23.76
$ 75,001 to $ 100,000                   107               9,411,117.61          14.45
$100,001 to $ 125,000                    67               7,471,425.38          11.47
$125,001 to $ 150,000                    37               4,995,271.04           7.67
$150,001 to $ 175,000                    10               1,613,848.98           2.48
$175,001 to $ 200,000                     8               1,507,023.55           2.31
$200,001 to $ 225,000                     4                 863,071.44           1.32
$225,001 to $ 250,000                     3                 719,626.90           1.10
$250,001 to $ 275,000                     6               1,565,521.21           2.40
$275,001 to $ 300,000                     2                 596,700.45           0.92
$300,001 to $ 325,000                     1                 306,691.81           0.47
$350,001 to $ 375,000                     1                 360,859.17           0.55
$375,001 to $ 400,000                     2                 772,323.85           1.19

                                      -----            ---------------         ------

 Grand Total                          1,073            $65,140,565.56          100.00%
                                      =====            ==============          ======



Current Mortgage Loan Principal Balance Range is from: $10,222.41 to $391,957.34

Average is:   $60,708.82




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[OBJECT OMITTED]
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


                            Mortgage Rates (Group I)


                            Number of        Aggregate Principal      Percent of
Mortgage Rates           Mortgage Loans      Balance Outstanding      Loan Group

 7.000% to  7.499%             1                  $    58,637.40           0.09%
 7.500% to  7.999%             5                      908,608.00           1.39
 8.000% to  8.499%            16                    2,139,057.83           3.28
 8.500% to  8.999%            41                    4,048,947.81           6.22
 9.000% to  9.499%            37                    2,442,247.93           3.75
 9.500% to  9.999%           106                    7,748,938.68          11.90
10.000% to 10.499%           137                    8,105,061.53          12.44
10.500% to 10.999%           227                   13,962,747.04          21.43
11.000% to 11.499%           140                    8,508,155.78          13.06
11.500% to 11.999%           164                    8,227,645.90          12.63
12.000% to 12.499%            82                    3,688,816.11           5.66
12.500% to 12.999%            72                    3,220,021.18           4.94
13.000% to 13.499%            31                    1,445,666.82           2.22
13.500% to 13.999%            13                      601,829.54           0.92
14.500% to 14.999%             1                       34,184.01           0.05
                           -----                  --------------         ------

 Grand Total               1,073                  $65,140,565.56         100.00%
                           =====                  ==============         ======



Mortgage Rate Range is from:      7.000%  to  14.990%

Weighted Average is:              10.713%





THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[OBJECT OMITTED]
                                                                               7

                Months Remaining to Scheduled Maturity (Group I)


                            Number of        Aggregate Principal      Percent of
Months                   Mortgage Loans      Balance Outstanding      Loan Group

 97 to 108                     2                  $    42,354.97           0.07%
109 to 120                    15                      397,392.93           0.61
145 to 156                     2                       52,067.49           0.08
157 to 168                    53                    3,288,584.35           5.05
169 to 180                   702                   41,236,790.62          63.30
217 to 228                     9                      405,833.32           0.62
229 to 240                    35                    1,779,599.85           2.73
337 to 348                    14                    1,055,073.68           1.62
349 to 360                   241                   16,882,868.35          25.92
                           -----                 ---------------         ------

Grand Total                1,073                  $65,140,565.56         100.00%
                           =====                  ==============         ======



Remaining Term Range is from:     103  to  359

Weighted Average is:              225.267





                     Distribution of Loan Purpose (Group I)


                            Number of        Aggregate Principal      Percent of
Loan Purpose             Mortgage Loans      Balance Outstanding      Loan Group

Purchase                     307                  $18,440,906.69          28.31%
Refinance (1)                766                   46,699,658.87          71.69
                           -----                  --------------         ------

Grand Total                1,073                  $65,140,565.56         100.00%
                           =====                  ==============         ======



(1) A "Refinance" loan is any loan other than loans the proceeds of which were used by the related borrower to purchase a home and such term includes loans the proceeds of which were primarily used by the related borrower:
     o  to refinance an existing loan,
     o  to refinance a balloon payment,
     o  for debt consolidation,
     o  for home improvement, or
     o  for cashout.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[OBJECT OMITTED]
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



                   Distribution of Occupancy Status (Group I)


                            Number of        Aggregate Principal      Percent of
Occupancy Status         Mortgage Loans      Balance Outstanding      Loan Group

Non Owner occupied           178                  $ 7,727,679.56          11.86%
Owner occupied               895                   57,412,886.00          88.14
                          ------                  --------------          -----

Grand Total                1,073                  $65,140,565.56         100.00%
                           =====                  ==============         ======





                     Distribution of Property Type (Group I)


                            Number of        Aggregate Principal      Percent of
Property Type            Mortgage Loans      Balance Outstanding      Loan Group

Condominium                    8                  $   337,464.61           0.52%
Manufactured                  10                      620,243.70           0.95
2-4 Family                    67                    3,773,522.72           5.79
Single Family                988                   60,409,334.53          92.74
                           -----                  --------------         ------

Grand Total                1,073                  $65,140,565.56         100.00%
                           =====                  ==============         ======





                             Lien Position (Group I)


                            Number of        Aggregate Principal      Percent of
Lien Position            Mortgage Loans      Balance Outstanding      Loan Group

1                           917                   $59,839,109.57          91.86%
2                           156                     5,301,455.99           8.14
                          -----                   --------------         ------

Grand Total               1,073                   $65,140,565.56         100.00%
                          =====                   ==============         ======




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[OBJECT OMITTED]
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


                        Geographic Distribution (Group I)


                            Number of        Aggregate Principal      Percent of
States                   Mortgage Loans      Balance Outstanding      Loan Group

Florida                     110                   $8,470,442.52           13.00%
Michigan                    125                    6,833,908.62           10.49
Ohio                         94                    6,195,501.11            9.51
Colorado                     58                    4,752,599.69            7.30
Illinois                     68                    4,676,191.82            7.18
Indiana                      87                    4,207,280.66            6.46
Georgia                      55                    3,760,177.87            5.77
Virginia                     56                    3,726,861.93            5.72
Kentucky                     65                    3,433,525.56            5.27
Missouri                     51                    2,868,854.26            4.40
Louisiana                    67                    2,851,286.10            4.38
Tennessee                    28                    2,197,957.49            3.37
North Carolina               32                    1,973,216.05            3.03
Mississippi                  33                    1,297,962.86            1.99
Pennsylvania                 18                    1,188,429.72            1.82
Maryland                     24                    1,150,155.26            1.77
South Carolina               17                    1,011,454.42            1.55
Utah                         19                      949,434.29            1.46
Arizona                      14                      698,498.87            1.07
California                    6                      358,496.76            0.55
Wisconsin                    10                      327,735.90            0.50
Kansas                        6                      288,064.51            0.44
District of Columbia          3                      285,991.24            0.44
New Jersey                    2                      265,279.77            0.41
Iowa                          5                      259,877.10            0.40
Washington                    3                      240,795.48            0.37
Connecticut                   4                      220,066.29            0.34
Arkansas                      4                      160,344.39            0.25
Texas                         3                      149,327.88            0.23
Idaho                         1                       95,265.37            0.15
Alabama                       2                       86,281.58            0.13
West Virginia                 1                       66,239.97            0.10
Nevada                        1                       65,893.90            0.10
Oklahoma                      1                       27,166.32            0.04
                          -----                  --------------          ------

Grand Total               1,073                  $65,140,565.56          100.00%
                          =====                  ==============          ======




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[OBJECT OMITTED]
                                                                              10

                        Geographic Distribution (Group I)


                            Number of        Aggregate Principal      Percent of
States                   Mortgage Loans      Balance Outstanding      Loan Group

Alabama                       2                $    86,281.58              0.13%
Arizona                      14                    698,498.87              1.07
Arkansas                      4                    160,344.39              0.25
California                    6                    358,496.76              0.55
Colorado                     58                  4,752,599.69              7.30
Connecticut                   4                    220,066.29              0.34
District of Columbia          3                    285,991.24              0.44
Florida                     110                  8,470,442.52             13.00
Georgia                      55                  3,760,177.87              5.77
Idaho                         1                     95,265.37              0.15
Illinois                     68                  4,676,191.82              7.18
Indiana                      87                  4,207,280.66              6.46
Iowa                          5                    259,877.10              0.40
Kansas                        6                    288,064.51              0.44
Kentucky                     65                  3,433,525.56              5.27
Louisiana                    67                  2,851,286.10              4.38
Maryland                     24                  1,150,155.26              1.77
Michigan                    125                  6,833,908.62             10.49
Mississippi                  33                  1,297,962.86              1.99
Missouri                     51                  2,868,854.26              4.40
Nevada                        1                     65,893.90              0.10
New Jersey                    2                    265,279.77              0.41
North Carolina               32                  1,973,216.05              3.03
Ohio                         94                  6,195,501.11              9.51
Oklahoma                      1                     27,166.32              0.04
Pennsylvania                 18                  1,188,429.72              1.82
South Carolina               17                  1,011,454.42              1.55
Tennessee                    28                  2,197,957.49              3.37
Texas                         3                    149,327.88              0.23
Utah                         19                    949,434.29              1.46
Virginia                     56                  3,726,861.93              5.72
Washington                    3                    240,795.48              0.37
West Virginia                 1                     66,239.97              0.10
Wisconsin                    10                    327,735.90              0.50
                          -----                --------------            ------

Grand Total               1,073                $65,140,565.56            100.00%
                          =====                ==============            ======



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[OBJECT OMITTED]
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


                     Calendar Year of Origination (Group I)


                            Number of        Aggregate Principal      Percent of
Year of Origination      Mortgage Loans      Balance Outstanding      Loan Group

     1997                     4                $   145,014.50              0.22%
     1998                   263                 14,827,442.05             22.76
     1999                   806                 50,168,109.01             77.02
                          -----                --------------            ------

Grand Total               1,073                $65,140,565.56            100.00%
                          =====                ==============            ======







                          Combined Loan-to-Value Ratios


                            Number of        Aggregate Principal      Percent of
Loan-to-Value Ratios     Mortgage Loans      Balance Outstanding      Loan Group

50.00% or Less               40                 $1,781,971.82              2.74%
50.01% to  55.00%            11                    490,081.20              0.75
55.01% to  60.00%            20                    796,839.51              1.22
60.01% to  65.00%            31                  1,618,363.88              2.48
65.01% to  70.00%            80                  5,391,224.94              8.28
70.01% to  75.00%           150                  8,587,682.52             13.18
75.01% to  80.00%           308                 18,659,200.10             28.64
80.01% to  85.00%           187                 12,390,572.82             19.02
85.01% to  90.00%           222                 14,504,922.70             22.27
90.01% to  95.00%             4                    273,830.27              0.42
95.01% to 100.00%            20                    645,875.80              0.99
                          -----                --------------            ------

Grand Total               1,073                $65,140,565.56            100.00%
                          =====                ==============            ======



Loan-to-Value Range is from:      12.96%  to  99.98%

Weighted Average is:              79.37%



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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[OBJECT OMITTED]
                                                                              12

                        Junior Lien Ratios (1) (Group I)


                            Number of        Aggregate Principal      Percent of
Junior Lien Ratios       Mortgage Loans      Balance Outstanding      Loan Group

 5.01% to  10.00%             6                 $  131,582.42              2.48%
10.01% to  15.00%            18                    466,808.94              8.81
15.01% to  20.00%            46                  1,389,277.88             26.21
20.01% to  25.00%            21                    603,668.03             11.39
25.01% to  30.00%            26                    871,956.44             16.45
30.01% to  35.00%             8                    340,243.55              6.42
35.01% to  40.00%            14                    704,703.70             13.29
40.01% to  45.00%             9                    377,361.26              7.12
45.01% to  50.00%             2                    138,837.98              2.62
50.01% to  55.00%             3                    162,717.33              3.07
55.01% to  60.00%             1                     43,828.98              0.83
60.01% to  65.00%             1                     23,161.33              0.44
90.01% to  95.00%             1                     47,308.15              0.89
                            ---                 -------------            ------

Grand Total                 156                 $5,301,455.99            100.00%
                            ===                 =============            ======



Junior Lien Ratio Range is from:  5.74%  to  92.72%

Weighted Average is:              27.48%





(1) Excludes senior lien Mortgage Loans. Defined as the ratio of the original principal balance of the second lien Mortgage Loan to the sum of:
     -   the original  principal balance of  the second lien  Mortgage Loan, and
     - the unpaid principal balance of any senior lien mortgage loan at the time of origination of the second lien Mortgage Loan.




THIS PAGE MUST BE  ACCOMPANIED  BY A  DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
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[OBJECT OMITTED]
                                                                              13

                             Product Type (Group I)


                            Number of        Aggregate Principal      Percent of
Product Type             Mortgage Loans      Balance Outstanding      Loan Group

Balloon - 15 Yrs.           466                $33,835,910.63             51.94%
Fixed Rate - 10 Yr.          17                    439,747.90              0.68
Fixed Rate - 15 Yrs.        291                 10,741,531.83             16.49
Fixed Rate - 20 Yrs.         44                  2,185,433.17              3.35
Fixed Rate - 30 Yrs.        255                 17,937,942.03             27.54
                          -----                --------------            ------

Grand Total               1,073                $65,140,565.56            100.00%
                          =====                ==============            ======





                          Prepayment Penalty (Group I)


                            Number of        Aggregate Principal      Percent of
Prepayment Penalty       Mortgage Loans      Balance Outstanding      Loan Group

     None                   244                $14,470,157.44             22.21%
     6 Months                 4                    166,466.84              0.26
     1 Year                  10                    751,679.16              1.15
     2 Year                  20                  1,898,314.56              2.91
     3 Year                 777                 47,139,419.49             72.37
     5 Year                  18                    714,528.07              1.10
                         ------                --------------           -------

Grand Total               1,073                $65,140,565.56            100.00%
                          =====                ==============            ======



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DISCLAIMER,  PLEASE  CONTACT YOUR CHASE  SECURITIES  INC.  SALES  REPRESENTATIVE
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[OBJECT OMITTED]
                                                                              14

                           Preliminary Mortgage Pools

The information herein regarding the collateral represents the Mortgage Pool as of October 1, 1999. Certain additions and deletions have been made to the Mortgage Pool, and further additions and deletions will be made prior to the Settlement Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus Supplement.




                           Group II Collateral Summary


Aggregate Outstanding Principal Balance           $96,576,448.50
Aggregate Original Principal Balance              $96,864,713.34
Number of Mortgage Loans                                     909


                              Minimum          Maximum      Weighted Average
                              _______          _______      ________________

Original Term (mos)               180              360               358.130

Stated Remaining Term (mos)       143              360               351.933

Loan Age (mos)                      0               27                 6.160


Mortgage Rate                  6.800%          12.990%               10.142%

Gross Margin                   4.650%           9.750%                7.628%

Maximum Mortgage Rate         12.800%          18.990%               16.131%

Loan-To-Value                  34.66%           95.00%                82.22%


                             Earliest           Latest
                             ________           ______

Origination Dates             07/1997          09/1999

Maturity Dates                09/2011          10/2029




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[OBJECT OMITTED]
                                                                              15

                     Remaining Principal Balances (Group II)


Remaining                  Number of         Aggregate Principal      Percent of
Principal Balances       Mortgage Loans      Balance Outstanding      Loan Group

Up to $25,000                 1               $     24,353.81              0.03%
$  25,001 to $  50,000       69                  3,037,616.03              3.15
$  50,001 to $  75,000      258                 16,247,837.12             16.82
$  75,001 to $ 100,000      197                 17,052,754.11             17.66
$ 100,001 to $ 125,000      141                 15,777,488.37             16.34
$ 125,001 to $ 150,000      107                 14,538,800.58             15.05
$ 150,001 to $ 175,000       34                  5,462,220.87              5.66
$ 175,001 to $ 200,000       34                  6,392,035.88              6.62
$ 200,001 to $ 225,000       19                  3,978,919.23              4.12
$ 225,001 to $ 250,000       17                  4,051,634.41              4.20
$ 250,001 to $ 275,000       12                  3,120,689.93              3.23
$ 275,001 to $ 300,000        6                  1,713,314.52              1.77
$ 300,001 to $ 325,000        5                  1,552,365.09              1.61
$ 325,001 to $ 350,000        1                    339,759.72              0.35
$ 350,001 to $ 375,000        3                  1,065,147.17              1.10
$ 375,001 to $ 400,000        1                    383,578.05              0.40
$ 400,001 to $ 425,000        2                    832,816.83              0.86
$ 475,001 to $ 500,000        1                    495,472.73              0.51
$ 500,001 to $ 525,000        1                    509,644.05              0.53
                           ----                --------------            ------

 Grand Total                909                $96,576,448.50            100.00%
                            ===                ==============            ======



Remaining Principal Balance Range is from:   $24,353.81  to  $509,644.05

Average is:   $106,244.72



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DISCLAIMER,  PLEASE  CONTACT YOUR CHASE  SECURITIES  INC.  SALES  REPRESENTATIVE
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[OBJECT OMITTED]
                                                                              16

                            Mortgage Rates (Group II)

                           Number of         Aggregate Principal      Percent of
Mortgage Rates           Mortgage Loans      Balance Outstanding      Loan Group

 6.500% to  6.999%            1              $   108,434.44                0.11%
 7.000% to  7.499%            2                  330,892.98                0.34
 7.500% to  7.999%           12                1,479,237.99                1.53
 8.000% to  8.499%           26                2,757,658.42                2.86
 8.500% to  8.999%           64                8,059,959.10                8.35
 9.000% to  9.499%           79                9,459,239.36                9.79
 9.500% to  9.999%          216               22,393,641.71               23.19
10.000% to 10.499%          176               18,817,915.99               19.48
10.500% to 10.999%          158               15,746,476.73               16.30
11.000% to 11.499%           90                9,275,194.53                9.60
11.500% to 11.999%           54                5,523,363.52                5.72
12.000% to 12.499%           20                1,824,477.79                1.89
12.500% to 12.999%           11                  799,955.94                0.83
                           ----               -------------             -------

Grand Total                 909              $96,576,448.50              100.00%
                            ===              ==============              ======



Mortgage Rate Range is from:   6.800%  to   12.990%

Weighted Average is:           10.142%





THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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[OBJECT OMITTED]
                                                                              17

                             Gross Margin (Group II)


                           Number of         Aggregate Principal      Percent of
Gross Margin             Mortgage Loans      Balance Outstanding      Loan Group

4.500% to  4.999%             4             $    803,466.11                0.83%
5.000% to  5.499%             4                  482,258.33                0.50
5.500% to  5.999%            11                  813,643.75                0.84
6.000% to  6.499%            38                3,526,437.42                3.65
6.500% to  6.999%            85                8,800,968.65                9.11
7.000% to  7.499%           150               15,183,089.39               15.72
7.500% to  7.999%           292               31,268,989.15               32.38
8.000% to  8.499%           191               21,092,828.28               21.84
8.500% to  8.999%            90                9,431,779.69                9.77
9.000% to  9.499%            24                2,834,386.43                2.93
9.500% to  9.999%            20                2,338,601.30                2.42
                          -----              --------------              ------

Grand Total                 909              $96,576,448.50              100.00%
                           ====              ==============              ======



Gross Margin Range is from:   4.650%  to   9.750%

Weighted Average is:          7.628%




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DISCLAIMER,  PLEASE  CONTACT YOUR CHASE  SECURITIES  INC.  SALES  REPRESENTATIVE
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[OBJECT OMITTED]
                                                                              18

                    Next Mortgage Rate Adjustment (Group II)


                                  Number of     Aggregate Principal   Percent of
Next Mortgage Rate Adjustment   Mortgage Loans  Balance Outstanding   Loan Group

Dec 1999                                1           $    39,543.15         0.04%
Jan 2000                                1                53,401.45         0.06
Feb 2000                                3               165,498.09         0.17
Mar 2000                                5               348,219.43         0.36
Apr 2000                                3               302,021.58         0.31
May 2000                                5               476,910.25         0.49
Jun 2000                               10               949,988.30         0.98
Jul 2000                                3               559,466.52         0.58
Aug 2000                                4               228,018.50         0.24
Sep 2000                                9               842,958.15         0.87
Oct 2000                               20             1,920,676.21         1.99
Nov 2000                               33             3,326,569.17         3.44
Dec 2000                               45             4,407,755.17         4.56
Jan 2001                               52             5,216,683.38         5.40
Feb 2001                               83             8,286,216.06         8.58
Mar 2001                              113            12,155,177.43        12.59
Apr 2001                               97            11,911,848.31        12.33
May 2001                               66             7,047,157.04         7.30
Jun 2001                               88             8,614,654.52         8.92
Jul 2001                               70             7,776,497.91         8.05
Aug 2001                              122            12,988,065.87        13.45
Sep 2001                               49             5,958,782.95         6.17
Oct 2001                                7               685,272.13         0.71
Nov 2001                                4               384,299.52         0.40
Dec 2001                                1                76,129.80         0.08
Feb 2002                                1                46,376.76         0.05
Mar 2002                                3               281,384.69         0.29
Apr 2002                                3               490,978.41         0.51
May 2002                                1               186,612.04         0.19
Jun 2002                                1                80,843.75         0.08
Aug 2002                                5               640,682.80         0.66
Sep 2002                                1               127,759.16         0.13
                                     ----           --------------       ------

Grand Total                           909           $96,576,448.50       100.00%
                                     ====           ==============       ======



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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[OBJECT OMITTED]
                                                                              19

                Months Remaining to Scheduled Maturity (Group II)


                                  Number of     Aggregate Principal   Percent of
Months                          Mortgage Loans  Balance Outstanding   Loan Group

133 to 144                              1          $    114,940.72         0.12%
157 to 168                              4               322,243.86         0.33
169 to 180                              7               566,286.47         0.59
325 to 336                              2               202,527.84         0.21
337 to 348                             70             6,881,455.01         7.13
349 to 360                            825            88,488,994.60        91.63
                                      ---           --------------       ------

Grand Total                           909           $96,576,448.50       100.00%
                                      ===           ==============       ======



Remaining Term Range is from:   143  to  360

Weighted Average is:            351.933






                     Distribution of Loan Purpose (Group II)


                                  Number of     Aggregate Principal   Percent of
Loan Purpose                    Mortgage Loans  Balance Outstanding   Loan Group

Purchase                              368           $39,076,697.93        40.46%
Refinance                             541            57,499,750.57        56.04
                                      ---          ---------------       ------

Grand Total                           909           $96,576,448.50       100.00%
                                      ===           ==============       ======



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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[OBJECT OMITTED]
                                                                              20

                   Distribution of Occupancy Status (Group II)


                                  Number of     Aggregate Principal   Percent of
Occupancy Status                Mortgage Loans  Balance Outstanding   Loan Group

Non Owner occupied                     61          $  5,336,448.36         5.53%
Owner occupied                        848            91,240,000.14        94.47
                                      ---          ---------------        -----

Grand Total                           909           $96,576,448.50       100.00%
                                      ===           ==============       ======





                    Distribution of Property Type (Group II)


                                  Number of     Aggregate Principal   Percent of
Property Type                   Mortgage Loans  Balance Outstanding   Loan Group

Condominium                             8          $    645,224.85         0.67%
Manufactured                            8               493,892.38         0.51
2-4 Family                             39             3,953,601.43         4.09
Single Family                         854            91,483,729.84        94.73
                                      ---           --------------       ------

Grand Total                           909           $96,576,448.50       100.00%
                                      ===           ==============       ======





                            Lien Position (Group II)


                                  Number of     Aggregate Principal   Percent of
Lien Position                   Mortgage Loans  Balance Outstanding   Loan Group

1                                     909           $96,576,448.50       100.00
                                      ---                                ------

Grand Total                           909           $96,576,448.50       100.00%
                                      ===                                ======






THIS PAGE MUST BE  ACCOMPANIED  BY A  DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A
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[OBJECT OMITTED]
                                                                              21

                      Geographical Distribution (Group II)


                                  Number of     Aggregate Principal   Percent of
States                          Mortgage Loans  Balance Outstanding   Loan Group

Colorado                               97           $13,481,548.57        13.96%
Florida                               105            11,656,734.71        12.07
Michigan                              110            10,723,516.95        11.10
Ohio                                  115             9,878,291.49        10.23
Georgia                                62             7,271,096.63         7.53
Missouri                               57             5,675,323.82         5.88
Kentucky                               57             5,369,179.08         5.56
Indiana                                59             5,019,411.58         5.20
Illinois                               47             4,996,938.58         5.17
Virginia                               24             2,815,964.93         2.92
Kansas                                 17             2,798,101.49         2.90
Tennessee                              24             2,257,750.93         2.34
Utah                                   16             2,059,598.61         2.13
North Carolina                         17             1,952,060.99         2.02
Arizona                                15             1,704,592.44         1.77
Washington                              9             1,144,655.98         1.19
Maryland                                9             1,138,764.87         1.18
Louisiana                              11               932,024.37         0.97
Wisconsin                              10               894,510.31         0.93
South Carolina                         10               860,924.92         0.89
Pennsylvania                            8               677,336.65         0.70
California                              2               598,358.26         0.62
Mississippi                             7               566,120.22         0.59
Iowa                                    7               506,322.43         0.52
Connecticut                             3               370,477.31         0.38
Nevada                                  2               348,026.38         0.36
District of Columbia                    3               310,693.27         0.32
Idaho                                   2               249,982.58         0.26
Alabama                                 2               170,021.70         0.18
New Jersey                              1               107,714.49         0.11
West Virginia                           1                40,403.96         0.04
                                     ----         ----------------      -------

Grand Total                           909           $96,576,448.50       100.00%
                                      ===           ==============       ======




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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[OBJECT OMITTED]
                                                                              22

                      Geographical Distribution (Group II)


                                  Number of     Aggregate Principal   Percent of
States                          Mortgage Loans  Balance Outstanding   Loan Group

Alabama                                 2           $   170,021.70         0.18%
Arizona                                15             1,704,592.44         1.77
California                              2               598,358.26         0.62
Colorado                               97            13,481,548.57        13.96
Connecticut                             3               370,477.31         0.38
District of Columbia                    3               310,693.27         0.32
Florida                               105            11,656,734.71        12.07
Georgia                                62             7,271,096.63         7.53
Idaho                                   2               249,982.58         0.26
Illinois                               47             4,996,938.58         5.17
Indiana                                59             5,019,411.58         5.20
Iowa                                    7               506,322.43         0.52
Kansas                                 17             2,798,101.49         2.90
Kentucky                               57             5,369,179.08         5.56
Louisiana                              11               932,024.37         0.97
Maryland                                9             1,138,764.87         1.18
Michigan                              110            10,723,516.95        11.10
Mississippi                             7               566,120.22         0.59
Missouri                               57             5,675,323.82         5.88
Nevada                                  2               348,026.38         0.36
New Jersey                              1               107,714.49         0.11
North Carolina                         17             1,952,060.99         2.02
Ohio                                  115             9,878,291.49        10.23
Pennsylvania                            8               677,336.65         0.70
South Carolina                         10               860,924.92         0.89
Tennessee                              24             2,257,750.93         2.34
Utah                                   16             2,059,598.61         2.13
Virginia                               24             2,815,964.93         2.92
Washington                              9             1,144,655.98         1.19
West Virginia                           1                40,403.96         0.04
Wisconsin                              10               894,510.31         0.93
                                      ---           --------------       ------

Grand Total                           909           $96,576,448.50       100.00%
                                      ===           ==============       ======




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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[OBJECT OMITTED]
                                                                              23

                     Calendar Year of Origination (Group II)


                                  Number of     Aggregate Principal   Percent of
Year of Origination             Mortgage Loans  Balance Outstanding   Loan Group

     1997                               2          $    202,527.84         0.21%
     1998                             173            16,969,616.08        17.57
     1999                             734            79,404,304.58        82.22
                                      ---           --------------

Grand Total                           909           $96,576,448.50       100.00%
                                      ---           ==============       ======





                         Loan-to-Value Ratios (Group II)


                                  Number of     Aggregate Principal   Percent of
Loan-to-Value Ratios            Mortgage Loans  Balance Outstanding   Loan Group

50.00% or Less                          9           $   570,331.29         0.59%
50.01% to  55.00%                       2               253,159.42         0.26
55.01% to  60.00%                      10               847,514.18         0.88
60.01% to  65.00%                      11             1,086,069.17         1.12
65.01% to  70.00%                      34             2,764,727.39         2.86
70.01% to  75.00%                     112            10,908,261.43        11.29
75.01% to  80.00%                     268            28,680,172.00        29.70
80.01% to  85.00%                     191            21,246,150.34        22.00
85.01% to  90.00%                     269            29,917,729.03        30.98
90.01% to  95.00%                       3               302,334.25         0.31
                                     ----          ---------------       ------

Grand Total                          909            $96,576,448.50       100.00%
                                     ---            ==============



Loan-to-Value Range is from:   34.66%   to   95.00%

Weighted Average is:           82.22%





THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE
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[OBJECT OMITTED]
                                                                              24

                             Product Type (Group II)


                              Number of        Aggregate Principal    Percent of
 Product Type               Mortgage Loans     Balance Outstanding    Loan Group

 1 Mo LIBOR - Adjust 12 Mos.        1            $  140,872.09             0.15%
 1 Mo LIBOR - Adjust 24/12 Mos.     1               109,962.86             0.11
 1 Mo LIBOR - Adjust 6 Mos.         1               114,940.72             0.12
 1 Yr Treasury - Adjust 12 Mos.     8               819,462.14             0.85
 1 Yr Treasury - Adjust 36/06 Mos.  1               133,115.70             0.14
 1 Yr Treasury - Adjust 36/12 Mos   1               339,759.72             0.35
 3 Yr Treasury - Adjust 36 Mos.     1               118,631.84             0.12
 6 Mo LIBOR - Adjust 12 Mos.        3               604,927.42             0.63
 6 Mo LIBOR - Adjust 24/06 Mos.   856            90,093,962.50            93.29
 6 Mo LIBOR - Adjust 36/06 Mos.    35             3,991,581.07             4.13
 6 Mo LIBOR - Adjust 6 Mos.         1               109,232.44             0.11
                                 ----           --------------          -------

 Grand Total                      909           $96,576,448.50           100.00%
                                  ===           ==============           ======







                   Prepayment Penalty (Group II)


                            Number of       Aggregate Principal      Percent of
 Prepayment Penalty       Mortgage Loans    Balance Outstanding      Loan Group

     None                       250             $28,137,387.98           29.13%
     6 Months                    15               2,597,627.13            2.69
     1 Year                      19               2,637,236.18            2.73
     2 Year                     553              56,066,654.30           58.05
     3 Year                      69               6,784,727.09            7.03
     5 Year                       3                 352,815.82            0.37
                               ----            ---------------           ------

 Grand Total                    909              $96,576,448.50         100.00%
                                ===              ==============         ======



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[OBJECT OMITTED]
                                                                              25